SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------


        Date of report (Date of earliest event reported): APRIL 19, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                         000-02324                11-1974412
(State of Other Jurisdiction           (Commission             (IRS Employer
   of Incorporation)                   File Number)          Identification No.)



   35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                       11803
    (Address of Principal Executive Offices)                      (Zip Code)


                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 8.01.  OTHER EVENTS.

     On April 19, 2005, Aeroflex Incorporated ("Aeroflex") acquired the business of JcAir, Inc. from Goodrich Corporation.

     A press release ("Press Release") describing the acquisition was released by Aeroflex on April 19, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)   Exhibits.

         99.1     Press Release issued by Aeroflex on April 19, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AEROFLEX INCORPORATED


                               By: /s/Michael Gorin
                                  --------------------------------
                               Name:  Michael Gorin
                               Title:  Vice-Chairman and Chief Financial Officer


Dated:   April 20, 2005